EXHIBIT 10(bo)

                                ADDENDUM NO. 2

                                    to the

                           GENERAL AGENCY AGREEMENT
                          Effective:  March 1, 1992

                                   between

                STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY
                              Fort Worth, Texas

                                     and

                            BROKERS GENERAL, INC.
                                Dallas, Texas



 IT IS HEREBY AGREED, effective August 15, 1994, that all references in this Agreement to "Brokers General, Inc." shall be amended to read "American Hallmark General Agency, Inc., Dallas, Texas."

 The provisions of this Agreement shall remain otherwise unchanged.

 IN WITNESS WHEREOF the parties hereto have caused this Addendum to be executed by their duly authorized representatives at:

 Fort Worth, Texas, this __________ day of ___________________________, 20__.


                ________________________________________________________
                STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY

 Dallas, Texas, this __________ day of _______________________________, 20__.


                ________________________________________________________
                AMERICAN HALLMARK GENERAL AGENCY, INC.